1994 AMENDMENT
                                      TO
                             EMPLOYMENT AGREEMENT

	  	This is an amendment to the Employment Agreement (the "Agreement") made the 27th day of May 1993 by and among RJR Nabisco Holdings Corp., a Delaware corporation ("Holdings"), RJR Nabisco, Inc., a Delaware corporation and an indirect subsidiary of Holdings (the "Company") and Charles M. Harper ("Executive").

                                    Recitals
	  	In consideration of Executive being given the opportunity to receive an increased amount of compensation for the fiscal year ending December 31, 1994 and Holdings and the Company being able to further incentivise the performance of Executive, it is agreed by and between the parties as follows:

	  	a)	Section 3.1 of the Agreement shall be amended in its
		    entirety for the fiscal year ending December 31, 1994 as follows:

	  			"3.1 Salary.  The Company shall pay executive a
			 Base Salary at the rate of $600,000 per annum for the period ending December 31, 1994."

	  		Nothing in this Amendment shall cause Section 3.1 of
		    the Agreement to be amended for the fiscal years ending December 31, 1995, 1996 or 1997, or the obligation of the Company to increase the Base Salary rate 6% each January 1 of such years compounded annually from a base of $1,200,000 in 1993.

	  	b)	Sections 3.2(a), (b) and (c) of the Agreement shall be
		    amended in their entirety as follows:

	  			"3.2 Annual Bonus.  In addition to his Base
			 Salary, executive shall be entitled for the fiscal year ending December 31, 1994 to be granted Performance Units pursuant to the Performance Unit Agreement appended hereto as Attachment 1. This award shall be in lieu of any award under the Company's Annual Incentive Award Plan for the fiscal year ending December 31, 1994.

	  	Nothing in this Amendment shall cause Sections 3.2(a),
		    (b) or (c) of the Agreement to be amended for the fiscal year ending December 31, 1995, 1996 or 1997.


                                                RJR NABISCO HOLDINGS CORP.


                                                By_____________________________
                                                        President

                                                RJR NABISCO, INC.


                                                By_____________________________
                                                        President



Date:     March 8, 1994
      _____________________________             _______________________________
                                                           Charles M. Harper